UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2006

FREEPORT-McMoRan COPPER & GOLD INC.
(Exact name of registrant as specified in its charter)

Delaware	1-9916	74-2480931
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1615 Poydras Street
New Orleans, Louisiana	70112
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (504) 582-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

Freeport-McMoRan Copper & Gold Inc. (FCX) issued a press release dated April 18, 2006, announcing its first-quarter 2006 results (see exhibit 99.1) and presented slides on its web site that accompanied its April 18, 2006, earnings conference call (see exhibit 99.2).

Item 3.02. Unregistered Sales of Equity Securities.

During the first quarter of 2006, FCX privately negotiated transactions with holders representing $11.0 million of its 7% Convertible Senior Notes due 2011 to induce conversion into 0.4 million shares of FCX common stock, as described in the press release dated April 18, 2006 (see Exhibit 99.1). These transactions are in reliance on the exemption from registration provided under Section 3(a)(9) of the Securities Act of 1933.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

The Exhibits included as part of this Current Report are listed in the attached Exhibit Index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREEPORT-McMoRan COPPER & GOLD INC.

By: \s\ C. Donald Whitmire, Jr.
----------------------------------------
C. Donald Whitmire, Jr.
Vice President and Controller -
Financial Reporting
(authorized signatory and
Principal Accounting Officer)

Date: April 18, 2006

Freeport-McMoRan Copper & Gold Inc.
Exhibit Index

Exhibit
Number

99.1	Press release dated April 18, 2006, titled “Freeport-McMoRan Copper & Gold Inc. Reports First-Quarter 2006 Results.”

99.2	Slides presented in conjunction with April 18, 2006, FCX first-quarter 2006 earnings conference call conducted via the internet.